Prudential Technology Fund (d/b/a Jennison Technology Fund),

a series of Prudential Sector Funds, Inc. (d/b/a Jennison Sector Funds, Inc.)

Supplement dated April 13, 2007

Proposed Reorganization

The Board of Directors of Prudential Sector Funds, Inc. (d/b/a Jennison Sector Funds, Inc.) (Sector Funds) and Jennison Mid-Cap Growth Fund, Inc. (Mid-Cap Fund) recently approved a proposal whereby the assets and liabilities of the Prudential Technology Fund (d/b/a/ Jennison Technology Fund) (Tech Fund) would be exchanged for shares of the Mid-Cap Fund. Under the proposal, shares of each class of the Tech Fund would be exchanged at net asset value for identical share classes of equivalent value of the Mid-Cap Fund.

The transfer is subject to approval by the shareholders of the Tech Fund. The shareholder meeting will be held on or about August 2007, subject to any adjournments. It is anticipated that a proxy statement/prospectus relating to the reorganization will be mailed to the shareholders of Tech Fund on or about May/June 2007.

Under the terms of the proposal, shareholders of the Tech Fund would become shareholders of the Mid-Cap Fund. No sales charges would be imposed on the proposed transfer. Sector Funds anticipate obtaining an opinion of special fund counsel that the reorganization will not result in a gain or loss to shareholders of the Tech Fund for federal income tax purposes.

Proposed Dissolution

If the Tech Fund shareholders do not approve the proposed reorganization, then the Board of Directors of Sector Funds has approved a redemption of all of the Tech Fund’s outstanding shares of each class of the Tech Fund and the subsequent distribution to Tech Fund shareholders of the net asset value of their redeemed shares. Shareholders in certain Individual Retirement Accounts (IRAs) or certain retirement accounts will have their shares exchanged into a money market fund, until such shareholders provide further instructions. A redemption of shares will be a taxable transaction for federal income tax purposes.

If the redemption is necessary, shareholders of the Jennison Tech Fund will receive specific information and details concerning the redemption. It is anticipated that the redemption would occur on or about September/October 2007.

LR00152